UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2016

ATWOOD OCEANICS, INC.
(Exact name of registrant as specified in its charter)

Texas	1-13167	74-1611874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15011 Katy Freeway, Suite 800, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (281) 749-7800

N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Our press release dated November 11, 2016, concerning financial results for the fourth quarter ended September 30, 2016, furnished as Exhibit 99.1, is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

The exhibits to this report furnished pursuant to item 9.01 are as follows:

99.1	Press Release dated November 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC.
(Registrant)
Date: November 14, 2016
/s/ Mark W. Smith
Mark W. Smith
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO	DESCRIPTION

99.1	Press Release dated November 11, 2016